POWER OF ATTORNEY

I, Phillip J. Gass, President, Chief Executive Officer, and Director of Nassau Life Insurance Company, and Acting President and Treasurer of PHL Variable Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company, and Acting Secretary of PHL Variable Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance officer of Nassau Life Insurance Company, and Assistant Secretary and Chief Compliance Officer of PHL Variable Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company, PHL Variable Insurance Company, and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

PHL Variable Insurance Company	The Big Edge Choice, Spectrum Edge, Spectrum Edge+, The Phoenix Edge – VA	PHL Variable Accumulation Account (811-08914)

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2022.

/s/ Phillip J. Gass
Phillip J. Gass
President, Chief Executive Officer, and Director
Nassau Life Insurance Company
Acting President and Treasurer
PHL Variable Insurance Company

POWER OF ATTORNEY

I, Diana Piquette, Vice President, Chief Financial Officer, and Treasurer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2022.

/s/ Diana Piquette
Diana Piquette
Vice President, Chief Financial Officer, and Treasurer Nassau Life Insurance Company

POWER OF ATTORNEY

I, David Monroe, Vice President and Chief Accounting Officer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2022.

/s/ David Monroe
David Monroe Vice President and Chief Accounting Officer
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Thomas M. Buckingham, Vice President, Chief Product and Service Officer, and Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2022.

/s/ Thomas M. Buckingham
Thomas M. Buckingham Vice President, Chief Product and Service Officer, and Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Leanne M. Bell, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2022.

/S/ Leanne M. Bell
Leanne M. Bell Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Kevin J. Gregson, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2022.

/s/ Kevin J. Gregson
Kevin J. Gregson Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Leland C. Launer, Jr., Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2022.

/s/ Leland C. Launer, Jr.
Leland C. Launer, Jr. Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Thomas A. Williams, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A (811-02982)

Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	The Tax Tamer II	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2022.

/s/ Thomas A. Williams
Thomas A. Williams Director
Nassau Life Insurance Company